UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): July 30, 2010

APPLE REIT NINE, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-53603	26-1379210
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Nine, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated July 30, 2010 and filed (by the required date) on August 4, 2010 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

	Louisiana Hotels Portfolio
	(Lafayette, LA Hilton Garden Inn and West Monroe, LA Hilton Garden Inn)

	(Audited)

	Independent Auditors’ Report	3
	Combined Balance Sheet - December 31, 2009	4
	Combined Statement of Income - For the Year Ended December 31, 2009	5
	Combined Statement of Cash Flows - For the Year Ended December 31, 2009	6
	Notes to Combined Financial Statements	7-12

	(Unaudited)

	Combined Balance Sheets - June 30, 2010 and 2009	13
	Combined Statements of Members’ Equity - For the Six Months Ended June 30, 2010 and 2009	14
	Combined Statements of Income - For the Six Months Ended June 30, 2010 and 2009	15
	Combined Statements of Cash Flows - For the Six Months Ended June 30, 2010 and 2009	16

(b)	Pro forma financial information.

	The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above).

	Apple REIT Nine, Inc. (Unaudited)

	Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010	17-18
	Notes to Pro Forma Condensed Consolidated Balance Sheet	19
	Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2010 and the Twelve Months Ended December 31, 2009	20-22
	Notes to Pro Forma Condensed Consolidated Statements of Operations	23

(c)	Shell company transactions.

	Not Applicable.

(d)	Exhibits.

	None

Independent Auditors’ Report

To the Board of Directors
Apple Nine Hospitality Ownership, Inc.

We have audited the accompanying combined balance sheet of Louisiana Hotels Portfolio, as of December 31, 2009, and the related combined statements of income, and cash flows for the year then ended. These financial statements are the responsibility of the Hotels’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Louisiana Hotels Portfolio, as of December 31, 2009, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Wilson, Price, Barranco, Blankenship & Billingsley, P.C.

Montgomery, Alabama
October 6, 2010

LOUISIANA HOTELS PORTFOLIO
COMBINED BALANCE SHEET
DECEMBER 31, 2009

ASSETS

Investment in hotels, net of accumulated depreciation of $4,314,447	$18,664,326
Cash and cash equivalents	60,895
Accounts receivable	126,347
Prepaid expenses and other current assets	33,246
Franchise fees, net of accumulated amortization of $25,375	87,125
Other assets	7,917

TOTAL ASSETS	$18,979,856

LIABILITIES AND OWNERS’ EQUITY

LIABILITIES

Mortgages payable	$18,567,216
Accounts payable and accrued expenses	156,028

Total liabilities	18,723,244

OWNERS’ EQUITY	256,612

TOTAL LIABILITIES AND OWNERS’ EQUITY	$18,979,856

See independent auditors’ report and notes to combined financial statements.

LOUISIANA HOTELS PORTFOLIO
COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2009

REVENUES

Rooms	$7,477,456
Food and beverage	1,284,684
Other	75,812

Total revenues	8,837,952

EXPENSES

Rooms	984,691
Food and beverage	786,854
Hotel administration	1,681,686
Property operation, maintenance and energy costs	981,251
Management and franchise fees	615,696
Taxes, insurance and other	471,567
Depreciation and amortization	1,258,520

Total expenses	6,780,265

OPERATING INCOME	2,057,687

OTHER EXPENSE

Interest expense	(1,021,492)

NET INCOME	$1,036,195

See independent auditors’ report and notes to combined financial statements.

LOUISIANA HOTELS PORTFOLIO
COMBINED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2009

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$1,036,195
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,258,520
Bad debts	12,459
Change in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(54,882)
Prepaid expenses and other current assets	(1,493)
Increase (decrease) in:
Accounts payable and accrued expenses	(73,030)

Net cash provided by operating activities	2,177,769

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of capital assets	(48,249)

CASH FLOWS FROM FINANCING ACTIVITIES

Principal payments on mortgages payable	(909,185)
Borrowings on mortgages payable	1,512,392
Distributions (net)	(2,745,516)

Net cash used by financing activities	(2,142,309)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(12,789)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	73,684

CASH AND CASH EQUIVALENTS AT END OF YEAR	$60,895

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash payments for interest	$1,040,961

See independent auditors’ report and notes to combined financial statements.

LOUISIANA HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The accompanying combined financial statements present the financial information of the following Hotel properties (the Hotels):

Hilton Garden Inn – West Monroe is owned by Lodging America of West Monroe, LLC. The hotel is a 134 room hotel property located in West Monroe, Louisiana. It is operated and managed by Certified Hospitality Corporation which has common ownership with the owner of the property.

Hilton Garden Inn – Lafayette/Cajundome is owned by Jackie’s International, Inc. The hotel is a 153 room hotel property located in Lafayette, Louisiana. It is operated and managed by Certified Hospitality Corporation which has common ownership with the owner of the property.

Cash and Cash Equivalents

The Hotels consider all short-term investments with an original maturity of three months or less to be cash equivalents.

Principles of Combination

The accompanying financial statements of Louisiana Hotels Portfolio include the accounts of Hilton Garden Inn – West Monroe and Hilton Garden Inn – Lafayette/Cajundome (collectively the Hotels). The Hotels are owned by separate legal entities that share management and common ownership. All significant related balances and transactions have been eliminated in combination.

Accounts Receivable

The Hotels report trade receivables at gross amounts due from customers. Because historical losses related to these receivables have been insignificant, management uses the direct write-off method to account for bad debts. On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against operations.

Investment in Hotel Property

The investment in hotels is stated at cost. Interest and property taxes incurred during the construction of the facilities were capitalized and depreciated over the life of the asset. Costs of improvements are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in operations.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 40 years for buildings, 15 years for improvements and 5 years for furniture, fixtures and equipment.

LOUISIANA HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Asset Impairment

The Hotels review their long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected cash flows. Future events could cause the Hotels to conclude that impairment indicators exist and that long-lived assets may be impaired. To date, no impairment losses have been recorded.

Franchise Fees

Franchise fees are amortized on a straight-line basis which approximates the effective interest method over the term of the agreement commencing on the hotel opening dates.

Income Taxes

No federal or state income taxes are payable by the Hotels, and therefore, no tax provision has been reflected in the accompanying financial statements. The owners are required to include their respective share of the Hotels profits or losses in their tax returns.

Effective January 1, 2009, the Hotels implemented the accounting guidance for uncertainty in income taxes using the provisions of Financial Accounting Standards Board (FASB) ASC 740-10, Income Taxes. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the position will be sustained upon examination by the tax authorities.

As of December 31, 2009, the Hotels had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements and no interest or penalties related to income taxes. The federal and state income tax years of 2006 through 2009 remain subject to examination as of December 31, 2009.

Revenue Recognition

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or consummation of purchases of other hotel services.

Sales and Marketing

Sales and marketing costs are expensed when incurred. These costs represent the expense for franchise advertising and reservation systems under the terms of the hotel management agreement and general and administrative expenses that are directly attributable to advertising and promotion. Sales and marketing expenses totaled $486,213 for the year ended December 31, 2009.

LOUISIANA HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Lodging and Sales Taxes

The Hotels collect various taxes from customers and remits these amounts to applicable taxing authorities. The Hotels’ accounting policy is to exclude these taxes from revenues and cost of sales.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingencies at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated subsequent events through October 6, 2010, which is the date the financial statements were available to be issued.

2.	INVESTMENT IN HOTEL PROPERTIES

The following is a reconciliation of the carrying value of the investment in hotels at December 31, 2009:

Land and land improvements	$703,796
Building and improvements	18,362,285
Furniture, fixtures and equipment	3,912,692

22,978,773
Less accumulated depreciation	(4,314,447)

Investment in hotels, net	$18,664,326

Depreciation expense was $1,251,020 for the year ended December 31, 2009.

LOUISIANA HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009

3.	MORTGAGES PAYABLE

Mortgages payable at December 31, 2009 consisted of the following:

Hilton Garden Inn – Lafayette: Note with M C Bank & Trust Company; term of 5 years and due February 2012; interest at 8.25%	$9,396,781

Hilton Garden Inn – West Monroe: Note with Ouachita Independent Bank; term of 5 years and due November 2014; interest at a variable rate, currently 4.5%	9,170,435

$18,567,216

Future maturities at December 31, 2009, are as follows:

Year ending December 31,
2010	$512,225
2011	675,905
2012	9,319,024
2013	412,643
2014	7,647,419

Total	$18,567,216

The mortgages payable are secured by the related hotel property and equipment, and guaranteed by the owners.

4.	CHANGES IN EQUITY

Changes in the Hotels’ equity accounts during 2009 are summarized below:

Equity at beginning of year	$1,965,933

Net income	1,036,195
Distributions (net)	(2,745,516)

Equity at end of year	$256,612

LOUISIANA HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009

5.	INTANGIBLE ASSETS

Franchise Fees

Franchise fees totaling $112,500 have been paid to Hilton Hotels as of December 31, 2009. Amortization expense totaled $7,500 for the year ended December 31, 2009.

Estimated aggregate amortization expense is as follows:

2010	$7,500
2011	7,500
2012	7,500
2013	7,500
2014	7,500
Thereafter	49,625

Total	$87,125

The Hotels are subject to various franchise agreements under which the Hotels agree to use the Franchisor’s trademark, standards of service (cleanliness, management, advertising) and construction quality and design. There are agreements with Hilton Hotels. The agreements cover an initial term of 20 years with varying renewal terms. The agreements provide for payment of royalty fees, which are calculated monthly and are approximately 5% of gross rental revenues. Monthly royalty fees of $382,455 were paid in 2009.

6.	OPERATING LEASE

During 2003, Jackie’s International, Inc. leased 4 acres of land from the University of Louisiana at Lafayette to develop, construct and operate the Hilton Garden Inn – Lafayette/Cajundome. The primary term of the lease is for a period of 20 years, terminating in July 2023, with an option to renew 4 times for 15 year periods. The lease is $4,333 per month plus 2% of room revenues and 1% of restaurant and bar sales. Lease expense totaled $137,397 for the year ended December 31, 2009.

Future minimum lease payments are summarized below:

2010	$52,000
2011	52,000
2012	52,000
2013	52,000
2014	52,000
Thereafter	446,333

Total	$706,333

LOUISIANA HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2009

7.	RELATED PARTIES

The Hotels have a management arrangement with Certified Hospitality Corporation, which shares common ownership with the Hotels. There is no set fee arrangement. Management fees of $233,241 were expensed in 2009.

8.	CONCENTRATION OF CREDIT RISK

The Hotels maintain their cash in bank deposit accounts which, at times, may exceed federally insured limits. The balances are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. At December 31, 2009, the Hotels had no cash balances in excess of the FDIC insurance limit.

9.	SUBSEQUENT EVENT

In May 2010, the owners of the Hotels entered into a contract to sell the real and personal property of Hilton Garden Inn – West Monroe and the Hilton Garden Inn – Lafayette/Cajundome to Apple Nine Hospitality Ownership, Inc. for a gross purchase price of $32,900,000. The hotel sales were closed on July 30, 2010.

LOUISIANA HOTELS PORTFOLIO
COMBINED BALANCE SHEETS (UNAUDITED)
JUNE 30 2010 AND 2009

	2010	2009

ASSETS

Investment in hotels, net of accumulated depreciation of $4,941,349 and $3,687,544, respectively	$18,045,272	$19,311,552
Cash and cash equivalents	775,013	268,706
Accounts receivable	135,433	197,333
Prepaid expenses and other current assets	37,320	27,218
Franchise fees, net of accumulated amortization of $29,125 and $21,625, respectively	83,375	90,875
Other assets	5,760	10,699

TOTAL ASSETS	$19,082,173	$19,906,383

LIABILITIES AND OWNERS’ EQUITY

LIABILITIES

Mortgages payable	$18,350,390	$17,420,085
Accounts payable and accrued expenses	483,887	308,700

Total liabilities	18,834,277	17,728,785

OWNERS’ EQUITY	247,896	2,177,598

TOTAL LIABILITIES AND OWNERS’ EQUITY	$19,082,173	$19,906,383

LOUISIANA HOTELS PORTFOLIO
COMBINED STATEMENTS OF MEMBERS’ EQUITY (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

	2010	2009

Beginning balance	$256,612	$1,965,933

Net income	758,718	630,634
Distributions (net)	(767,434)	(418,969)

Ending balance	$247,896	$2,177,598

LOUISIANA HOTELS PORTFOLIO
COMBINED STATEMENTS OF INCOME (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

	2010	2009

REVENUES

Rooms	$3,839,617	$3,925,576
Food and beverage	645,890	640,746
Other	24,826	39,052

Total revenues	4,510,333	4,605,374

EXPENSES

Rooms	449,952	435,103
Food and beverage	373,626	396,506
Hotel administration	816,973	869,375
Property operation, maintenance and energy costs	502,464	541,598
Management and franchise fees	288,052	310,326
Taxes, insurance and other	228,446	235,975
Depreciation and amortization	630,653	627,868

Total expenses	3,290,166	3,416,751

OPERATING INCOME	1,220,167	1,188,623

OTHER EXPENSE

Interest expense	(461,449)	(557,989)

NET INCOME	$758,718	$630,634

LOUISIANA HOTELS PORTFOLIO
COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$758,718	$630,634
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	630,653	627,868
Bad debts	7,131	6,740
Change in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(16,217)	(120,149)
Prepaid expenses and other current assets	(1,918)	1,753
Increase in:
Accounts payable and accrued expenses	327,859	79,641

Net cash provided by operating activities	1,706,226	1,226,487

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of capital assets	(7,848)	(68,572)

CASH FLOWS FROM FINANCING ACTIVITIES

Principal payments on mortgages payable	(216,826)	(543,924)
Distributions (net)	(767,434)	(418,969)

Net cash used by financing activities	(984,260)	(962,893)

NET INCREASE IN CASH AND CASH EQUIVALENTS	714,118	195,022

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	60,895	73,684

CASH AND CASH EQUIVALENTS AT JUNE 30	$775,013	$268,706

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash payments for interest	$461,449	$557,989

Apple REIT Nine, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 (unaudited)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Raymond Hotels Portfolio (3 Hotels):
Hampton Inn	Rogers, AR	$9.6	August 31, 2010
Hampton Inn	St. Louis, MO	23.0	August 31, 2010
Hampton Inn	Kansas City, MO	10.1	August 31, 2010

Louisiana Hotels Portfolio (2 Hotels):
Hilton Garden Inn	Lafayette, LA	17.3	July 30, 2010
Hilton Garden Inn	West Monroe, LA	15.6	July 30, 2010

		$75.6

This Pro Forma Condensed Consolidated Balance Sheet also assumes that all of the hotels had been leased to one of our wholly-owned taxable REIT subsidiaries pursuant to a master hotel lease arrangement. The hotels acquired will be managed by affiliates of Intermountain Management, LLC, LBAM - Investor Group, L.L.C. and Raymond Management Company, Inc.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Nine, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2010, nor does it purport to represent the future financial position of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of June 30, 2010 (unaudited)
(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in real estate, net	$907,610	$76,557	(A)	$984,167
Cash and cash equivalents	358,261	(49,386)	(D)	308,875
Other assets, net	29,861	778	(C)	30,639

Total Assets	$1,295,732	$27,949		$1,323,681

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$58,059	$28,809	(C)	$86,868
Accounts payable and accrued expenses	6,142	833	(C)	6,975

Total Liabilities	64,201	29,642		93,843

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	1,323,312	—		1,323,312
Distributions greater than net income	(91,829)	(1,693)	(B)	(93,522)

Total Shareholders’ Equity	1,231,531	(1,693)		1,229,838

Total Liabilities and Shareholders’ Equity	$1,295,732	$27,949		$1,323,681

          Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the five properties that have been purchased after June 30, 2010 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Rogers, AR Hampton Inn	St. Louis, MO Hampton Inn	Kansas City, MO Hampton Inn	Louisiana Hotels Portfolio (Lafayette and West Monroe, LA Hilton Garden Inn)	Total Combined

Purchase price per contract	$9,600	$23,000	$10,130	$32,900	$75,630
Other capitalized costs (credits) incurred	65	96	65	701	927

Investment in hotel properties	9,665	23,096	10,195	33,601	76,557	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	192	460	203	658	1,513	(B)
Other acquisition related costs	19	46	20	95	180	(B)
Net other assets/(liabilities) assumed	(8,135)	(13,690)	(6,375)	(664)	(28,864)	(C)

Total purchase price	$1,741	$9,912	$4,043	$33,690	$49,386	(D)

(B)

Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs are expensed for acquisitions of existing businesses that occur on or after January 1, 2009.

(C)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgage payable, debt service escrows, operational charges and credits and accrued property taxes.

(D)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Nine, Inc.
Pro Forma Condensed Consolidated Statements of Operations (unaudited)
For the year ended December 31, 2009 and six months ended June 30, 2010

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Marriott	Houston, TX	$50.8	January 8, 2010
Embassy Suites	Anchorage, AK	42.0	April 30, 2010

Vista Host Hotels Portfolio (3 Hotels):
Hampton Inn	Round Rock, TX	11.5	March 6, 2009
Hampton Inn	Austin, TX	18.0	April 14, 2009
Homewood Suites	Austin, TX	17.7	April 14, 2009

Orlando, FL Hotels Portfolio (2 Hotels):
Fairfield Inn & Suites	Orlando, FL	25.8	July 1, 2009
SpringHill Suites	Orlando, FL	29.0	July 1, 2009

Raymond Hotels Portfolio (7 Hotels):
Hampton Inn & Suites	Boise, ID	22.4	April 30, 2010
Homewood Suites	Rogers, AR	10.9	April 30, 2010
Hampton Inn & Suites	St. Louis, MO	16.0	April 30, 2010
Hampton Inn & Suites	Oklahoma City, OK	32.7	May 28, 2010
Hampton Inn	Rogers, AR	9.6	August 31, 2010
Hampton Inn	St. Louis, MO	23.0	August 31, 2010
Hampton Inn	Kansas City, MO	10.1	August 31, 2010

Louisiana Hotels Portfolio (2 Hotels):
Hilton Garden Inn	Lafayette, LA	17.3	July 30, 2010
Hilton Garden Inn	West Monroe, LA	15.6	July 30, 2010

	Total	$352.4

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Intermountain Management, LLC, LBAM - Investor Group, L.L.C., Raymond Management Company, Inc., Stonebridge Realty Advisors, Inc., Texas Western Management Partners, L.P., Vista Host, Inc. and Fairfield FMC, LLC and SpringHill SMC, LLC, subsidiaries of Marriott International, under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Nine, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2009, or the date the hotel began operations nor does it purport to represent the future financial results of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and are qualified in their entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2009
(In thousands, except per share data)

	Company Historical Statement of Operations	Vista Host Hotels Portfolio (Austin FRH, LTD, FRH Braker, LTD and RR Hotel Investment, LTD) (A)	Orlando, FL Hotels Portfolio (A)	Houston, TX Marriott (A)	Anchorage, AK Embassy Suites (A)	Raymond Hotels Portfolio (A)	Louisiana Hotels Portfolio (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$76,163	$2,791	$—	$—	$6,829	$27,326	$7,477	$—		$120,586
Other revenue	9,043	18	—	—	1,701	1,314	1,361	—		13,437

Total hotel revenue	85,206	2,809	—	—	8,530	28,640	8,838	—		134,023
Rental revenue	15,961	—	—	—	—	—	—	—		15,961

Total revenue	101,167	2,809	—	—	8,530	28,640	8,838	—		149,984

Expenses:
Operating expenses	46,242	915	—	—	3,483	9,862	2,752	—		63,254
General and administrative	4,079	194	—	7	615	5,099	1,682	—		11,676
Management and franchise fees	6,055	238	—	—	602	2,204	616	—		9,715
Taxes, insurance and other	6,032	167	625	464	555	1,156	472	(1,089)	(E)	8,382
Acquisition related costs	4,951	—	—	—	—	—	—	4,404	(G)	9,355
Depreciation of real estate owned	15,936	223	—	—	2,447	6,410	1,259	(10,339)	(B)	22,238
								6,302	(C)
Interest, net	1,018	306	—	(2)	1,181	5,811	1,021	(5,387)	(D)	3,948

Total expenses	84,313	2,043	625	469	8,883	30,542	7,802	(6,109)		128,568

Income tax expense	—	—	—	—	—	—	—	—	(F)	—

Net income (loss)	$16,854	$766	$(625)	$(469)	$(353)	$(1,902)	$1,036	6,109		$21,416

Basic and diluted earnings per common share	$0.26									$0.29

Weighted average common shares outstanding - basic and diluted	66,041							8,000		74,041

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the six months ended June 30, 2010
(In thousands, except per share data)

	Company Historical Statement of Operations	Anchorage, AK Embassy Suites (A)	Raymond Hotels Portfolio (A)	Louisiana Hotels Portfolio (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$56,345	$1,944	$10,535	$3,840	$—		$72,664
Other revenue	5,758	574	585	670	—		7,587

Total hotel revenue	62,103	2,518	11,120	4,510	—		80,251
Rental revenue	10,640	—	—	—	—		10,640

Total revenue	72,743	2,518	11,120	4,510	—		90,891

Expenses:
Operating expenses	33,427	1,168	3,685	1,326	—		39,606
General and administrative	3,075	198	1,894	817	—		5,984
Management and franchise fees	4,318	185	849	288	—		5,640
Taxes, insurance and other	4,471	140	562	228	—		5,401
Acquisition related costs	5,500	—	—	—	(2,711)	(G)	2,789
Depreciation of real estate owned	12,549	812	2,943	631	(4,386)	(B)	14,765
					2,216	(C)
Interest, net	304	365	2,090	461	(1,772)	(D)	1,448

Total expenses	63,644	2,868	12,023	3,751	(6,653)		75,633

Income tax expense	—	—	—	—	—	(F)	—

Net income (loss)	$9,099	$(350)	$(903)	$759	$6,653		$15,258

Basic and diluted earnings per common share	$0.08						$0.13

Weighted average common shares outstanding - basic and diluted	113,781				—		113,781

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2009 for the respective period prior to acquisition by the Company. Four properties began operations subsequent to January 1, 2009 and had limited historical operational activity prior to their opening. These properties are as follows: Oklahoma City, Oklahoma Hampton Inn & Suites opened in March 2009, Orlando, Florida Fairfield Inn & Suites and Orlando, Florida SpringHill Suites opened in July 2009 and the Houston, Texas Marriott full service hotel opened in January 2010.

(B) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(C) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(D) Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2009, or the dates the hotels began operations.

(E) Represents preopening expenses which are the Seller’s responsibility and therefore have been eliminated.

(F) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(G) Represents costs incurred to complete the acquisition of existing businesses that occur on or after Jaunuary 1, 2009, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs have been adjusted for hotel acquisitions on the latter of January 1, 2009, or the dates the hotels began operations.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight, Chief Executive Officer

October 8, 2010